UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

CORGENTECH INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50573	77-0503399
(Commission File No.)	(IRS Employer Identification No.)

650 Gateway Boulevard
South San Francisco, California 94080

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005, Corgentech Inc. issued a press release announcing its financial results for the three months and year ended December 31, 2004 entitled “CORGENTECH ANNOUNCES FOURTH QUARTER AND YEAR–END 2004 FINANCIAL RESULTS.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Corgentech Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 3, 2005, “CORGENTECH ANNOUNCES FOURTH QUARTER AND YEAR–END 2004 FINANCIAL RESULTS”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005	CORGENTECH INC.

	By:	/S/ Richard P. Powers

Richard P. Powers Vice President and Chief Financial Officer